Exhibit 10.1

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                             SUBSCRIPTION AGREEMENT
                             (Offshore Subscribers)

TO: GLOBAL STEVIA CORP. (THE "COMPANY")
    a company with offices at No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam

                          Purchase of Convertible Note

1. SUBSCRIPTION AND USE OF PROCEEDS

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, COVENTRY CAPITAL LLC, (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase one convertible note (the "NOTE") from the Company for an aggregate purchase price of $35,000 (the "SUBSCRIPTION PROCEEDS"), substantially in the form attached to this Subscription Agreement as Exhibit "A" (the subscription and agreement to purchase being the "SUBSCRIPTION").

1.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Note to the Subscriber.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.4  Unless  otherwise  provided,   all  dollar  amounts  referred  to  in  this
Subscription Agreement are in lawful money of the United States of America.

2. PAYMENT

2.1 the Subscription Proceeds pertaining to the purchase of the Note shall be paid on or before the Closing Date (as defined in Section 4.1, below) by cheque or wire transfer to the Company.

3. DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1 The Subscriber must:

     (a) complete, sign and return to the Company an executed copy of this Subscription Agreement prior to the Closing Date; and,

     (b) complete, sign and return to the Company an executed copy of the Investor Questionnaire attached as Annex B; and

     (c) complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law

                                     (collectively the "TRANSACTION DOCUMENTS.")

4. CLOSING

4.1 There shall be no formal closing ceremony with respect to the transactions contemplated by this Agreement. Instead, the parties shall execute and exchange the Transaction Documents by facsimile and email and the closing of the transactions contemplated by this Agreement shall be deemed to have occurred (the "CLOSING") on the date (the "CLOSING DATE") that the Company receives the Subscription Proceeds in full. There may be multiple Closings

5. ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1 The Subscriber acknowledges and agrees that:

     (a) Neither the Note nor the shares of common stock ("SHARES") that may be issued upon a conversion of the Note (the Note and the Shares may be hereinafter referred to collectively as the "SECURITIES") have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, none of them may be offered or sold in the United States or, directly or indirectly, to a U.S. Person, as that term is defined in Regulation S under the 1933 Act ("REGULATION S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

     (b) the Company has not undertaken to, and will have no obligation to, register the Securities, or any of them, under the 1933 Act;

     (c)  it has received and carefully read this Subscription Agreement;

     (d) the decision to execute this Subscription Agreement and acquire the Note hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the adequacy of which is hereby acknowledged) about the Company that is available to any member of the public on the EDGAR database maintained by the U.S. Securities and Exchange Commission (the "SEC") at www.sec.gov;

     (e) there are risks associated with an investment in the Company including, by way of example and not in limitation, the specific risks identified in the Company's most recent periodic reports filed with the SEC and available for viewing at the SEC's website at www.SEC.gov;

     (f) it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Note hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

     (g) all information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

     (h) the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold the Company harmless from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

     (i) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

          (ii) applicable resale restrictions;

     (j) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Shares of the Company on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority ("FINRA");

     (k) none of the Securities may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 0, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

     (l) the Subscriber is not acquiring the Note as a result of, and will not itself engage in, any "directed selling efforts" (as that term is defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (m) the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

     (n) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (o) no documents in connection with the sale of the Note hereunder have been reviewed by the SEC or any state securities administrators;

     (p) there is no government or other insurance covering any of the Securities;

     (q) the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (r) the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is not a resident of either the United States or Canada and, as a consequence:

          (i) is restricted from using most of the civil remedies available under securities legislation,

          (ii) may not receive information that would otherwise be required to be provided under securities legislation, and

          (iii)the Company is relieved from certain obligations that would otherwise apply under securities legislation; and

     (s) the statutory and regulatory basis for the exemption from U.S. registration requirements claimed for the offer of the Note, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state securities laws; .

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing), and acknowledges that the Company is relying thereon, that:

     (a) the Subscriber is not a U.S. Person as that term is defined in Regulation S;

     (b) the Subscriber is not acquiring the Note for the account or benefit of, directly or indirectly, any U.S. Person as that term is defined in Regulation S;

     (c) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

     (d) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (e) if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (f) the Subscriber has duly executed and delivered this Subscription Agreement and upon acceptance thereof by the Company it will constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

     (g) the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

     (h) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Note as principal for the Subscriber's own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

     (i) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading "Risk Factors" appearing in the Company's Forms 10-K, 10-Q, 8-K and any other filings filed with the SEC;

     (j) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Securities and the Company;

     (k) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

     (l) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

     (m) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

     (n) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

     (o) the Subscriber is not an underwriter of, or dealer in, the Company's Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Shares;

     (p) the Subscriber is not an underwriter of, or dealer in, the Company's Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Securities;

     (q) the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of restricted period after the date of original issuance of the Securities (the six month period hereinafter referred to as the "DISTRIBUTION COMPLIANCE PERIOD") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

     (r) the Subscriber agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

     (s)  the  Subscriber  (i) is able to fend for  itself in the  Subscription;
          (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (t) the Subscriber will indemnify the Company against, and will hold the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (u) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

     (v)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities,

          (ii) that any person will refund the purchase price of any of the Securities,

          (iii) as to the future price or value of any of the Securities, or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company's common shares are quoted on the over-the-counter market operated by the Over-The-Counter Bulletin Board operated by FINRA.

6.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7. ACKNOWLEDGEMENT AND WAIVER

7.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

8. LEGENDING OF SUBJECT SECURITIES

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

          NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9. COSTS

9.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Note or to the conversion of the Note or the Conversion Shares shall be borne by the Subscriber.

10. GOVERNING LAW

10.1 This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

11. SURVIVAL

11.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Note by the Subscriber pursuant hereto.

12. ASSIGNMENT

12.1 This Subscription Agreement is assignable.

13. SEVERABILITY

13.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14. ENTIRE AGREEMENT

14.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

15. NOTICES

15.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Global Stevia Corp., No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam, Attention: President.

16. COUNTERPARTS AND ELECTRONIC MEANS

16.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

17. REGISTRATION INSTRUCTIONS

17.1 The Subscriber hereby directs the Company to cause any Note issued pursuant to this Subscription Agreement to be registered on the books of the Company as directed on the signature page of this Agreement.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

                            Name of Subscriber - Please type or print)


                            /s/ Authorized Signatory
                            ----------------------------------------------------
                            (Signature and, if applicable, Office)

               Registration Information (if different from above)


                            ----------------------------------------------------
                            (Name of Subscriber - Please type or print)

                            ----------------------------------------------------
                            (Signature and, if applicable, Office)

                            ----------------------------------------------------
                            (Address of Subscriber)

                            ----------------------------------------------------
                            (City, State or Province, Postal Code of Subscriber)


                            ----------------------------------------------------
                            (Country of Subscriber)

                            ----------------------------------------------------
                            (Fax and/or E-mail Address of Subscriber)

                               A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Note is hereby accepted by Global Stevia Corp.

DATED at _______________, _________________, the 7th day of September, 2012.

GLOBAL STEVIA CORP.

Per: /s/ Matthew Christopherson
    ------------------------------------
    Matthew Christopherson

                                   EXHIBIT "A"

                            FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

DATED: SEPTEMBER 7, 2012

                                                                    U.S. $35,000

                                CONVERTIBLE NOTE

FOR VALUE RECEIVED, GLOBAL STEVIA CORP. (the "COMPANY") promises to pay to COVENTRY CAPITAL LLC, or its registered assignS (the "HOLDER"), the principal sum of One Hundred Twenty Five Thousand Dollars ($35,000) in lawful currency of the United States (the "PRINCIPAL AMOUNT") on September 7, 2014 or such earlier date as the Note may be permitted to be repaid as provided hereunder (the "MATURITY DATE"), with 10% annual interest, to the Holder on the earlier of (i) the Conversion Date (as hereafter defined) and (ii) the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash. THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER.

This Note is subject to the following additional provisions:

1. OTHER AGREEMENTS.

1.1 This Note has been issued pursuant to a subscription agreement between the Company and the Holder dated September 7, 2012 (the "SUBSCRIPTION AGREEMENT") pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Note. This Note may be transferred or assigned.

2. EVENTS OF DEFAULT.

2.1 "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

     (a) any default in the payment of the Principal Amount of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

     (b) the Company shall fail to observe or perform any other covenant or agreement contained in this Note or the Subscription Agreement which failure is not cured, if possible to cure, within 30 calendar days after notice of such default is sent by the Holder to the Company; or

     (c) the Company or any of its subsidiaries (each a "SUBSIDIARY") shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2 If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3. CONVERSION.

3.1 At any time after the Financing Date until this Note is no longer outstanding, this Note may be converted into Conversion Shares at any time and from time-to-time, in whole or in part, at the option of the Holder. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "NOTICE OF CONVERSION"), specifying therein the amount of principal to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE"); provided that the date upon which any such conversion may be effected may not be less than 5 calendar days following the date of delivery of the Notice of Conversion. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is 5 calendar days after such Notice of Conversion is delivered to the Company. To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 10 business days of receipt of such notice. The Holder, by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

3.2 The number of Conversion Shares issuable upon a conversion of any outstanding principal under the Note shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of outstanding principal to be converted and (y) is the Conversion Price (as hereinafter defined).

3.3 Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by applicable law and those required by the Subscription Agreement) representing the number of Conversion Shares being acquired upon the conversion of Note.

3.4 The conversion price (the "CONVERSION PRICE") in effect on any Conversion Date shall be shall mean $0.50 per share.

3.5 At any time after the Financing Date until this Note is no longer outstanding, this Note may be converted into Conversion Shares at any time and from time-to-time, in whole or in part, at the option of the Company. The Company shall effect conversions by delivering to the Holder written notice of conversion specifying therein the amount of principal to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE");

3.6 The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares as is necessary in order to ensure that a sufficient number are available for the purpose of issuance of Conversion Shares upon conversion of this Note, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder. The Company covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

3.7 Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded up or down to the nearest whole number.

3.8 If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

4. REPAYMENT

4.1 Repayment of this Note, including all interest, shall be due on the Maturity Date, unless earlier converted into common shares.

5. INTEREST

5.1 Interest on the Principal Amount shall be calculated at 10%, per annum, and be payable on September 7th of each year that the Note remains outstanding.

6. NOTICES

6.1 Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Eastern Standard
Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

7. DEFINITIONS

7.1 For the purposes hereof,  in addition to the terms defined elsewhere in this
Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

     (a) "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Florida are authorized or required by law or other government action to close.

     (b) "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     (c)  "CONVERSION DATE" has the meaning set forth in Section 3.5 hereof.

     (d)  "CONVERSION PRICE" has the meaning set forth in Section 3.4 hereof.

     (e) "CONVERSION SHARE" means shares of the Company's Common Stock into which principal and Interest due pursuant to this Note may be converted.

     (f)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (g) "FINANCING DATE" means the date on which the Principal Amount is delivered to the Company by the Investor.

     (h) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (i) "TRADING DAY" means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

8. REPLACEMENT OF NOTE IF LOST OR DESTROYED.

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

9. GOVERNING LAW.

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.

10. WAIVERS

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

11. USURY

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. NEXT BUSINESS DAY

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.

                                     GLOBAL STEVIA CORP.


                                     Per: /s/ Matthew Christopherson
                                          --------------------------------------
                                          Matthew Christopherson, President

                                     ANNEX A

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Note of Global Stevia Corp., a Nevada corporation (the "COMPANY"), due on September 7, 2014, into shares of the Company's common stock (each a "Share") as of the date written below. The undersigned will pay all transfer taxes, intangible or other taxes payable with respect hereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Accrued Interest to be Converted:

Number of  Shares to be issued:

Signature:

Name:

Address:

                                      -A2-


                                     ANNEX B

                                  UNITED STATES
                        ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by the Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Debentures of the Issuer. The purpose of this Questionnaire is to assure the Issuer that the Purchaser will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as adjusted by Section 413 of the Dodd-Frank Wall Street Reform Consumer Protection Act, as indicated below:
(Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Purchaser satisfies.)

____ Category 1     An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

____ Category 2     A natural person whose  individual  net worth,  or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000, excluding the value of such person's primary residence.

____ Category 3     A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____ Category 4     A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings  and loan  association  or other  institution  as defined in Section  3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant  to Section 15 of the  SECURITIES  EXCHANGE  ACT OF
                    1934 (United  States);  an  insurance  company as defined in
                    Section  2(13)  of  the  1933  Act;  an  investment  company registered under the INVESTMENT  COMPANY ACT OF 1940 (United
                    States)  or a  business  development  company  as defined in
                    Section  2(a)(48) of such Act; a Small  Business  Investment
                    Company  licensed by the U.S. Small Business  Administration under Section 301(c) or (d) of the SMALL BUSINESS INVESTMENT
                    ACT OF 1958  (United  States);  a plan with total  assets in excess of $5,000,000  established and maintained by a state,
                    a   political   subdivision   thereof,   or  an   agency  or
                    instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the EMPLOYEE RETIREMENT
                    INCOME SECURITY ACT OF 1974 (United States) whose investment

                                      -A3-


                    decisions  are  made  by a plan  fiduciary,  as  defined  in
                    Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

____ Category 5     A private business development company as defined in Section
                    202(a)(22)  of the  INVESTMENT  ADVISERS ACT OF 1940 (United
                    States).

____ Category 6     A director or executive officer of the Issuer.

____ Category 7     A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

____ Category 8     An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories.

Note that prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser's status as an Accredited Investor.

If the Purchaser is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

--------------------------------------------------------------------------------

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, 2012.

If a corporation, partnership or other entity:                If an individual:

-------------------------------------------                   -------------------------------------------
Print Name of Purchaser/Disclosed Principal                   Print Name of Purchaser/Disclosed Principal

-------------------------------------------                   -------------------------------------------
Signature of Authorized Signatory                             Signature

-------------------------------------------                   -------------------------------------------
Name and Position of Authorized Signatory                     Representative Capacity, if applicable

-------------------------------------------                   -------------------------------------------
Jurisdiction of Residence of Purchaser/                       Jurisdiction of Residence of Purchaser/
Disclosed Principal                                           Disclosed Principal